UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2020

Date of reporting period:  June 30, 2020

Item 1. Reports to Stockholders.

Hood River Small-Cap Growth Fund

Annual Report
June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on the Fund’s website, www.hoodrivercapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-497-2960, sending an e-mail request to mflaherty@hoodrivercapital.com, or by enrolling at www.hoodrivercapital.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund you can call 1-800-497-2960 or send an e-mail request to mflaherty@hoodrivercapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Hood River Small-Cap Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	6
Sector Allocation of Portfolio Assets	7
Schedule of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	34
Expense Example	36
Notice to Shareholders	38
Trustees and Officers	39
Approval of Investment Advisory Agreement	42
Approval of Interim Investment Advisory Agreement	45
Privacy Notice	49

Letter to Shareholders
Hood River Small-Cap Growth Fund

June 30, 2020

Small-cap growth stocks were up slightly in the year ended June 30, 2020.  Unfortunately, those unremarkable results do not reflect a boring real world.  While late 2019 was a relatively benign environment with mostly rising stock prices, the landscape changed in late February as U.S. investors recognized the arrival of the COVID-19 virus.  Stocks plunged in the first quarter of 2020 as investors grappled with the dual uncertainties of the public health crisis combined with a potentially dire economic trajectory.  But starting in April, the world began to look slightly safer as investors digested the implications of a seeming Fed backstop and generous, if temporary, government safety net, as well as many companies sounding more comfortable with their ability to survive the crisis mostly intact through some combination of cost cuts and tolerable revenues.  The rally that followed was epic, and by the end of June, left small-cap growth stocks close to their all-time highs seen in the “pre-COVID” era.

Over the course of nearly two decades, Hood River has added value to the Fund through intensive focus on bottom-up stock selection while keeping the Fund reasonably in-line with the Russell 2000® Growth Index on macro risk factors. In the current crisis, it is imperative to have a baseline outlook for how the health and economic situation will evolve while dynamically adjusting to real time information and reflecting it in the current portfolio on a bottom-up basis.  We believe case counts will accelerate from here and then plateau as reopening continues, but will be manageable by the U.S. health system.  A vaccine will likely be available in smaller quantities by the fourth quarter of 2020 and larger quantities by early 2021. We expect economic activity will remain choppy, but will gradually improve as the country reopens.

Second quarter U.S. small-cap company fundamental performance will likely prove to be a testament to unparalleled American capitalism. Great small companies quickly readjusted their businesses in uncertain times by streamlining costs, utilizing technology to effectively manage businesses from disparate locations, strengthening balance sheets, and conducting sales virtually.  American companies figured out how to get business done and meet customers’ needs despite working from home. In many cases this means both demand and profitability will be much greater than sell side analysts were thinking in the beginning of April.  We believe most analysts are still too conservative now, and our process is designed to capitalize on this inefficiency.

For the fiscal year ended June 30, 2020, the Russell 2000® Growth Index ended up 3.48%.  The Hood River Small Cap Growth Fund Institutional Share Class outperformed the benchmark by 4.07%, with a 7.55% absolute return.

	Fiscal Year Ended June 30, 2020 (Unaudited)
					Since
					Inception
	1 Year	3 Years	5 Years	10 Years	(1/2/2003)
HRSMX	7.55%	9.44%	9.62%	14.86%	11.92%
Russell 2000® Growth Index	3.48%	7.86%	6.86%	12.92%	10.45%

Hood River Small-Cap Growth Fund

Performance quoted represents past performance for the Fund’s institutional class shares and there is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Please call 800-497-2960 to obtain current and the most recent month-end performance data. The institutional share class gross expense ratio is 1.14% per the most recent prospectus.

For the trailing twelve months, strong bottom-up stock selection in communication services (+321 basis points), information technology (+145 basis points), consumer discretionary (+108 basis points) and financials (+108 basis points) contributed to the Fund’s returns.  The companies contributing most to stock selection included Teladoc Health, Plug Power, Bandwidth, Kinsale Capital Group, and Inphi Corporation. Teladoc more than doubled as it firmed up its leading position within the emerging field of telehealth, and then benefited from surging demand as COVID-19 emerged; we recently sold the stock on valuation.  Plug Power, which makes hydrogen fuel cell systems for electric trucks and forklifts, did well as it communicated end-market demand and we believe profitability will accelerate this year.  Kinsale Capital Group performed well as the excess and surplus insurance market saw accelerating pricing and strong policy count increases while Kinsale continued to steal share within the industry.  As of June 30, 2020, each of these stocks remain in the Fund with the exception of Teladoc Health.

For the period, stock selection in healthcare (-140 basis points), energy (-131 basis points), and industrials (-105 basis points) detracted from returns.  The companies that most detracted from stock selection included SAGE Therapeutics, Chart Industries, Merit Medical Systems, WESCO International, and Digimarc.  SAGE Therapeutics is a biotech company whose lead drug for treating depression showed disappointing data in a pivotal trial despite multiple successful earlier-stage trials.  Merit Medical is a medical device company that suffered from margin deterioration on a sales mix more tilted to legacy products.  Digimarc underperformed after investors were underwhelmed by the pace of Digimarc’s new barcode technology being adopted.  As of June 30, 2020, SAGE Therapeutics, Merit Medical and WESCO International were sold from the Fund.

This has been a turbulent year for all investors.  Fortunately, turbulence can bring opportunities in the form of price dislocations that are not reflective of true values.  Furthermore, at a time when many companies have withdrawn guidance, we believe bottom-up research has an even greater opportunity to show its value in predicting earnings and other fundamentals.  We are proud that our team has risen to this year’s challenges and are optimistic about the potential to build on what we have accomplished as we look to the second half of the year.

Thank you for your continued support.

The above comments reflect general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Hood River Small-Cap Growth Fund

Returns represent past performance and include changes in share price and reinvestment of dividends and capital gains.  The primary benchmark is the Russell 2000® Growth Index, defined as an unmanaged, capitalization weighted index of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.  Index returns include dividends and/or interest income and, unlike composite returns, do not reflect fees or expenses. In addition, unlike the composite, which periodically maintains a significant cash position, the indices are fully invested. Basis points refers to a common unit of measure for interest rates and other percentages in finance.  One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.  Past performance does not guarantee future results. It is not possible to invest directly in an index.  The current performance of the Fund may be lower or higher than figures shown.  Returns and share price will fluctuate, and redemption value may be more or less than original cost.  Performance information current to the most recent month-end is available by calling (800) 497-2960.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small-cap securities, which present a greater risk of loss than large-cap securities, and in growth companies, which can be more sensitive to the company’s earnings and more volatile than the stock market in general. The Fund may also invest in foreign securities which are subject to risks including currency fluctuations, economic and political change and differing accounting standards. The Fund may invest in derivatives and IPOs, which are highly volatile. Additional risk information may be found in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete list of holdings, see the Schedule of Investments on page 8.

Hood River Small-Cap Growth Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $25,000 Investment
in the Hood River Small-Cap Growth Fund – Institutional Shares and
Russell 2000® Growth Index

Total Return Periods Ended June 30, 2020:	1 Year	3 Year	5 Year	10 Year
Hood River Small-Cap Growth Fund –
Institutional Shares	7.55%	9.44%	9.62%	14.86%
Investor Shares(1)	7.35%	9.22%	9.41%	14.75%
Retirement Shares(2)	7.61%	9.51%	9.67%	14.89%
Russell 2000® Growth Index	3.48%	7.86%	6.86%	12.92%

Expense Ratios*: Gross 1.31%; Net 1.26% (Investor Shares); Gross 1.14%; Net 1.09% (Institutional Shares); Gross 1.04%; Net 0.99% (Retirement Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-497-2960.

This chart illustrates the performance of a hypothetical $25,000 investment made in the Institutional Shares of the Fund on June 30, 2010.  Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through December 31, 2020.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

(1)
The inception date of the Investor Shares is July 7, 2015. Performance shown prior to the inception of the Investor Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are lower than those of the Investor Shares. The actual annualized performance during the period July 7, 2015 (Investor Share inception) through June 30, 2020 was 9.61%.

(2)
The inception date of the Retirement Shares is March 3, 2017. Performance shown prior to the inception of the Retirement Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are higher than those of the Retirement Shares. The actual annualized performance during the period March 3, 2017 (Retirement Share inception) through June 30, 2020 was 11.13%.

*	The expense ratios presented are from the most recent prospectus.

Hood River Small-Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2020 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS
at June 30, 2020

COMMON STOCKS – 96.5%	Shares	Value

COMMUNICATION SERVICES – 4.9%

Diversified Telecommunication Services – 3.1%
Bandwidth, Inc. (a)	146,085	$18,552,795

Entertainment – 1.7%
Glu Mobile, Inc. (a)	366,079	3,393,553
Zynga, Inc. (a)	716,904	6,839,264
		10,232,817
Interactive Media & Services – 0.1%
ZoomInfo Technologies, Inc. (a)	14,382	733,913
TOTAL COMMUNICATION SERVICES		29,519,525

CONSUMER DISCRETIONARY – 14.8%

Auto Components – 0.5%
Fox Factory Holding Corp. (a)	34,042	2,812,210

Diversified Consumer Services – 4.2%
Chegg, Inc. (a)	154,817	10,412,991
Franchise Group, Inc.	182,517	3,993,472
K12, Inc. (a)	313,378	8,536,417
Vivint Smart Home, Inc. (a)	134,031	2,322,757
		25,265,637
Hotels, Restaurants & Leisure – 4.1%
Eldorado Resorts, Inc. (a)	364,580	14,605,075
Planet Fitness, Inc. (a)	68,648	4,158,009
Texas Roadhouse, Inc.	115,205	6,056,327
		24,819,411
Household Durables – 2.2%
Lovesac Co. (a)	173,738	4,557,148
Purple Innovation, Inc. (a)	493,170	8,877,060
		13,434,208
Leisure Products – 0.4%
Callaway Golf Co.	141,357	2,475,161

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2020

COMMON STOCKS – 96.5% (Continued)	Shares	Value

CONSUMER DESCRETIONARY – 14.8% (Continued)

Specialty Retail – 3.4%
Boot Barn Holdings, Inc. (a)	258,529	$5,573,885
GrowGeneration Corp. (a)	135,512	926,902
Rent-A-Center, Inc.	310,142	8,628,151
RH (a)	16,437	4,091,169
Zumiez, Inc. (a)	51,930	1,421,843
		20,641,950
TOTAL CONSUMER DISCRETIONARY		89,448,577

CONSUMER STAPLES – 1.2%

Food Products – 1.2%
Freshpet, Inc. (a)	85,989	7,193,840
TOTAL CONSUMER STAPLES		7,193,840

FINANCIALS – 4.6%

Banks – 0.7%
TriState Capital Holdings, Inc. (a)	268,804	4,222,911

Insurance – 3.9%
James River Group Holdings Ltd. (c)	47,795	2,150,775
Kinsale Capital Group, Inc.	97,634	15,153,773
Palomar Holdings, Inc. (a)	74,853	6,419,393
		23,723,941
TOTAL FINANCIALS		27,946,852

HEALTH CARE – 30.6%

Biotechnology – 12.4%
ACADIA Pharmaceuticals, Inc. (a)	81,168	3,934,213
Acceleron Pharma, Inc. (a)	39,198	3,734,394
Agios Pharmaceuticals, Inc. (a)	63,331	3,386,942
Amicus Therapeutics, Inc. (a)	497,910	7,508,483
Arrowhead Pharmaceuticals, Inc. (a)	114,859	4,960,760
Biohaven Pharmaceutical Holding Co Ltd. (a)(c)	61,266	4,479,157
Coherus Biosciences, Inc. (a)	180,451	3,222,855

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2020

COMMON STOCKS – 96.5% (Continued)	Shares	Value

HEALTH CARE – 30.6% (Continued)

Biotechnology – 12.4% (Continued)
Deciphera Pharmaceuticals, Inc. (a)	69,188	$4,131,907
Esperion Therapeutics, Inc. (a)	100,434	5,153,269
Iovance Biotherapeutics, Inc. (a)	147,897	4,059,773
Karuna Therapeutics, Inc. (a)	39,103	4,358,420
Karyopharm Therapeutics, Inc. (a)	271,665	5,145,335
Krystal Biotech, Inc. (a)	75,967	3,146,553
MacroGenics, Inc. (a)	207,984	5,806,913
Natera, Inc. (a)	239,020	11,917,537
		74,946,511
Health Care Equipment & Supplies – 6.8%
Cerus Corp. (a)	550,404	3,632,667
CONMED Corp.	46,575	3,352,934
Integer Holdings Corp. (a)	121,201	8,853,733
Integra LifeSciences Holdings Corp. (a)	128,716	6,048,365
NuVasive, Inc. (a)	151,477	8,431,210
Tandem Diabetes Care, Inc. (a)	110,295	10,910,381
		41,229,290
Health Care Providers & Services – 4.4%
Addus HomeCare Corp. (a)	74,634	6,908,123
LHC Group, Inc. (a)	66,653	11,618,951
Select Medical Holdings Corp. (a)	530,352	7,812,085
		26,339,159
Health Care Technology – 2.4%
Simulations Plus, Inc.	44,818	2,681,012
Tabula Rasa HealthCare, Inc. (a)	212,915	11,652,838
		14,333,850
Life Sciences Tools & Services – 3.7%
Charles River Laboratories International, Inc. (a)	92,702	16,162,594
PRA Health Sciences, Inc. (a)	60,852	5,920,291
		22,082,885

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2020

COMMON STOCKS – 96.5% (Continued)	Shares	Value

HEALTH CARE – 30.6% (Continued)

Pharmaceuticals – 0.9%
Reata Pharmaceuticals, Inc. (a)	21,329	$3,327,751
Zogenix, Inc. (a)	87,542	2,364,509
		5,692,260
TOTAL HEALTH CARE		184,623,955

INDUSTRIALS – 20.1%

Aerospace & Defense – 2.6%
Axon Enterprise, Inc. (a)	74,399	7,300,774
Kratos Defense & Security Solutions, Inc. (a)	515,137	8,051,591
		15,352,365
Building Products – 1.1%
Masonite International Corp. (a)	36,990	2,877,082
Trex Co, Inc. (a)	29,543	3,842,658
		6,719,740
Commercial Services & Supplies – 0.8%
Clean Harbors, Inc. (a)	80,471	4,826,651

Construction & Engineering – 1.4%
API Group Corp. (a)	649,982	7,897,281
Comfort Systems USA, Inc.	13,326	543,035
		8,440,316
Electrical Equipment – 7.8%
Plug Power, Inc. (a)	3,431,164	28,169,856
Vicor Corp. (a)	262,523	18,888,530
		47,058,386
Machinery – 3.9%
Chart Industries, Inc. (a)	276,878	13,425,814
Colfax Corp. (a)	236,750	6,605,325
Kornit Digital Ltd. (a)(c)	67,878	3,623,328
		23,654,467

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2020

COMMON STOCKS – 96.5% (Continued)	Shares	Value

INDUSTRIALS – 20.1% (Continued)

Road & Rail – 2.5%
Knight-Swift Transportation Holdings – Class A	99,852	$4,164,827
TFI International, Inc. (c)	307,226	10,891,162
		15,055,989
TOTAL INDUSTRIALS		121,107,914

INFORMATION TECHNOLOGIES – 19.1%

Communications Equipment – 3.9%
Calix, Inc. (a)	447,685	6,670,507
Lumentum Holdings, Inc. (a)	206,647	16,827,265
		23,497,772
Electronic Equipment, Instruments & Components – 2.0%
Fabrinet (a)	196,479	12,264,219

IT Services – 1.5%
Limelight Networks, Inc. (a)	1,211,196	8,914,403

Semiconductors & Semiconductor Equipment – 4.7%
Enphase Energy, Inc. (a)	66,631	3,169,637
Inphi Corp. (a)	155,817	18,308,497
Lattice Semiconductor Corp. (a)	151,046	4,288,196
MagnaChip Semiconductor Corp. (a)	238,478	2,456,323
		28,222,653
Software – 7.0%
Bottomline Technologies DE, Inc. (a)	130,813	6,641,376
Digimarc Corp. (a)	116,459	1,862,179
Elastic NV (a)(c)	32,318	2,980,043
Medallia, Inc. (a)	137,931	3,481,379
NICE Ltd. – ADR (a)	32,175	6,088,797
Pluralsight, Inc. (a)	306,594	5,534,022
Sailpoint Technologies Holdings, Inc. (a)	222,652	5,893,598
Talend SA – ADR (a)(c)	284,934	9,875,812
		42,357,206
TOTAL INFORMATION TECHNOLOGIES		115,256,253

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2020

COMMON STOCKS – 96.5% (Continued)	Shares	Value

TELECOMMUNICATION SERVICES – 0.6%

Diversified Telecommunication Services – 0.6%
Cogent Communications Holdings, Inc.	43,857	$3,392,778
TOTAL TELECOMMUNICATION SERVICES		3,392,778

UTILITIES – 0.6%

Independent Power and Renewable
Electricity Producers – 0.6%
Sunnova Energy International, Inc. (a)	190,515	3,252,091
TOTAL UTILITIES		3,252,091
TOTAL COMMON STOCKS
(Cost $435,204,648)		581,741,785

REITS – 3.5%

Mortgage Real Estate Investment Trusts (REITs) – 0.8%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	168,328	4,790,615

Equity Real Estate Investment Trusts (REITs) – 2.7%
Innovative Industrial Properties, Inc.	90,201	7,939,492
QTS Realty Trust, Inc.	125,144	8,020,479
		15,959,971
TOTAL REITS
(Cost $16,850,865)		20,750,586

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2020

SHORT-TERM INVESTMENT – 0.3%	Shares	Value

MONEY MARKET FUND – 0.3%
First American Treasury Obligations Fund –
Class Z, 0.06% (b)	2,042,118	$2,042,118
TOTAL SHORT-TERM INVESTMENT
(Cost $2,042,118)		2,042,118
TOTAL INVESTMENTS
(Cost $454,097,631) – 100.3%		604,534,489
Liabilities in Excess of Other Assets – (0.3)%		(1,489,286)
TOTAL NET ASSETS – 100.00%		$603,045,203

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of June 30, 2020.
(c)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Hood River Capital Management LLC.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2020

Assets:
Investments at value (Cost of 454,097,631)	$604,534,489
Receivables:
Securities sold	6,520,409
Fund shares sold	101,043
Dividends and interest	229,194
Prepaid expenses	40,134
Total assets	611,425,269

Liabilities:
Payables:
Securities purchased	6,689,831
Fund shares redeemed	1,059,156
Advisory fee	481,398
Administration and fund accounting fees	44,566
Distribution fees	7,491
Service fees	36,229
Reports to shareholders	16,019
Compliance expense	1,955
Custody fees	11,644
Transfer agent fees and expenses	5,489
Other accrued expenses	26,288
Total liabilities	8,380,066

Net assets	$603,045,203

Net assets consist of:
Capital stock	$465,445,116
Total distributable earnings	137,600,087
Net assets	$603,045,203

* Investments at cost	$454,139,525

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES (Continued)
at June 30, 2020

Investor Shares:
Net assets applicable to outstanding Investor Shares	$9,274,018
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	208,875
Net asset value, offering price and redemption price per share	$44.40

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$257,908,615
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	5,748,332
Net asset value, offering price and redemption price per share	$44.87

Retirement Shares:
Net assets applicable to outstanding Retirement Shares	$335,862,570
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	7,467,537
Net asset value, offering price and redemption price per share	$44.98

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2020

Investment income:
Dividends (net of foreign withholding tax of $15,853)	$1,538,069
Interest	149,735
Securities lending income	318,586
Total investment income	2,006,390

Expenses:
Investment advisory fees (Note 4)	4,847,839
Administration and fund accounting fees (Note 4)	249,645
Service fees (Note 6)
Service fees – Investor Shares	8,738
Service fees – Institutional Shares	123,548
Transfer agent fees and expenses	107,758
Federal and state registration fees	61,470
Custody fees	55,600
Legal fees	33,997
Reports to shareholders	21,050
Distribution fees (Note 5)
Distribution fees – Investor Shares	16,505
Audit fees	14,999
Compliance expense	12,576
Trustees’ fees and expenses	10,948
Other	25,180
Total expenses before reimbursement from advisor	5,589,853
Expense reimbursement from advisor (Note 4)	(108,439)
Net expenses	5,481,414
Net investment loss	(3,475,024)

Realized and unrealized gain (loss) on investments:
Net realized loss on transactions from:
Investments	(7,038,808)
Net change in unrealized appreciation on investments	50,325,243
Net realized and unrealized gain on investments	43,286,435
Net increase in net assets resulting from operations	$39,811,411

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
Operations:
Net investment loss	$(3,475,024)	$(3,535,029)
Net realized gain (loss) on investments	(7,038,808)	9,557,727
Net change in unrealized appreciation on investments	50,325,243	20,757,243
Net increase in net assets
resulting from operations	39,811,411	26,779,941
Distributions:
Distributable earnings – Investor shares	—	(456,580)
Distributable earnings – Institutional shares	—	(8,673,285)
Distributable earnings – Retirement shares	—	(10,487,523)
Total distributions	—	(19,617,388)
Capital Share Transactions:
Proceeds from shares sold
Investor shares	900,184	3,076,332
Institutional shares	65,619,356	78,696,710
Retirement shares	79,070,401	160,471,380
Proceeds from shares issued to
holders in reinvestment of dividends
Investor shares	—	451,294
Institutional shares	—	7,535,554
Retirement shares	—	9,666,056
Cost of shares redeemed
Investor shares	(3,435,271)	(3,666,327)
Institutional shares	(71,839,653)	(88,549,843)
Retirement shares	(83,114,922)	(53,165,752)
Redemption fees retained
Investor shares	—	237
Institutional shares	—	1,746
Retirement shares	—	6,041
Net increase (decrease) in net assets from
capital share transactions	(12,799,905)	114,523,428
Total increase in net assets	27,011,506	121,685,981
Net Assets:
Beginning of year	576,033,697	454,347,716
End of year	$603,045,203	$576,033,697

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
Changes in Shares Outstanding:
Shares sold
Investor shares	24,024	75,811
Institutional shares	1,677,043	1,970,208
Retirement shares	1,960,791	3,978,996
Proceeds from shares issued to holders
in reinvestment of dividends
Investor shares	—	12,610
Institutional shares	—	208,973
Retirement shares	—	267,684
Shares redeemed
Investor shares	(88,777)	(92,105)
Institutional shares	(1,836,115)	(2,204,341)
Retirement shares	(2,112,163)	(1,333,285)
Net increase (decrease) in shares outstanding	(375,197)	2,884,551

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Investor Shares
					July 7,
	Year	Year	Year	Year	2015
	Ended	Ended	Ended	Ended	through
	June 30,	June 30,	June 30,	June 30,	June 30,
	2020	2019	2018	2017	2016*
Net Asset Value –
Beginning of Period	$41.36	$41.36	$38.04	$28.25	$33.18

Income from
Investment Operations:
Net investment loss[1]	(0.34)	(0.36)	(0.28)	(0.36)	(0.19)
Net realized and unrealized
gain (loss) on investments	3.38	1.91	6.14	10.10	(3.05)
Total from
investment operations	3.04	1.55	5.86	9.74	(3.24)

Less Distributions:
Distributions from net realized gains	—	(1.55)	(2.55)	—	(1.69)
Total distributions	—	(1.55)	(2.55)	—	(1.69)
Redemption fees[4]:	—	— [2]	0.01	0.05	—	[2]

Net Asset Value – End of Period	$44.40	$41.36	$41.36	$38.04	$28.25

Total Return	7.35%	4.30%	16.35%	34.65%	(9.96	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$9,274	$11,316	$11,470	$1,401	$39
Ratio of operating expenses
to average net assets:
Before reimbursements	1.27%	1.32%	1.41%	1.48%	1.65	%+
After reimbursements	1.25%	1.27%	1.32%	1.33%	1.34	%+
Ratio of net investment loss to
average net assets:
Before reimbursements	(0.90)%	(0.96)%	(0.81)%	(1.19)%	(0.99	)%+
After reimbursements	(0.88)%	(0.91)%	(0.72)%	(1.04)%	(0.68	)%+
Portfolio turnover rate	157%	98%	102%	134%	170%[3]

*	Operations commenced for the Investor Shares on July 7, 2015.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.
[4]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Institutional Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2020	2019	2018	2017	2016
Net Asset Value –
Beginning of Year	$41.71	$41.61	$38.18	$28.32	$33.43

Income from
Investment Operations:
Net investment loss[1]	(0.27)	(0.28)	(0.18)	(0.26)	(0.13)
Net realized and unrealized
gain (loss) on investments	3.43	1.93	6.16	10.12	(3.29)
Total from
investment operations	3.16	1.65	5.98	9.86	(3.42)

Less Distributions:
Distributions from
net realized gains	—	(1.55)	(2.55)	—	(1.69)
Total distributions	—	(1.55)	(2.55)	—	(1.69)

Redemption fees[3]:	—	— [2]	— [2]	— [2]	— [2]
Net Asset Value –
End of Year	$44.87	$41.71	$41.61	$38.18	$28.32

Total Return	7.55%	4.52%	16.59%	34.82%	(10.41)%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$257,909	$246,374	$246,859	$216,147	$133,339
Ratio of operating expenses
to average net assets:
Before reimbursements	1.07%	1.11%	1.15%	1.22%	1.40%
After reimbursements	1.05%	1.06%	1.06%	1.08%	1.09%
Ratio of net investment loss
to average net assets:
Before reimbursements	(0.69%)	(0.74)%	(0.55)%	(0.91)%	(0.75)%
After reimbursements	(0.67%)	(0.69)%	(0.46)%	(0.77)%	(0.44)%
Portfolio turnover rate	157%	98%	102%	134%	170%

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Retirement Shares
				March 3,
	Year	Year	Year	2017
	Ended	Ended	Ended	through
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2018	2017*
Net Asset Value – Beginning of Period	$41.78	$41.66	$38.19	$35.31

Income from Investment Operations:
Net investment loss[1]	(0.25)	(0.25)	(0.15)	(0.11)
Net realized and unrealized gain on investments	3.45	1.92	6.17	2.99
Total from investment operations	3.20	1.67	6.02	2.88

Less Distributions:
Distributions from net realized gains	—	(1.55)	(2.55)	—
Total distributions	—	(1.55)	(2.55)	—

Redemption fees[4]:	—	— [2]	— [2]	—	[2]

Net Asset Value – End of Period	$44.98	$41.78	$41.66	$38.19

Total Return	7.61%	4.59%	16.70%	8.16	%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$335,863	$318,344	$196,019	$20,784
Ratio of operating expenses to average net assets:
Before reimbursements	1.01%	1.04%	1.08%	1.17	%+
After reimbursements	0.99%	0.99%	0.99%	0.99	%+
Ratio of net investment loss to average net assets:
Before reimbursements	(0.64)%	(0.67)%	(0.47)%	(1.11	)%+
After reimbursements	(0.62)%	(0.62)%	(0.38)%	(0.93	)%+
Portfolio turnover rate	157%	98%	102%	134%[3]

*	Operations commenced for the Retirement Shares on March 3, 2017.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.
[4]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
June 30, 2020

NOTE 1 – ORGANIZATION

The Hood River Small-Cap Growth Fund (formerly, the Roxbury/Hood River Small-Cap Growth Fund) (the “Small-Cap Growth Fund” or the “Fund”) is a series of Manager Directed Portfolios (formerly, The Roxbury Funds) (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006.  The Fund is an open-end investment management company and is a diversified series of the Trust.  The investment objective of the Fund is long-term growth of capital.  The Fund’s Institutional Shares commenced operations on January 2, 2003. The Fund’s Investor Shares commenced operations on July 7, 2015. The Fund’s Retirement Shares commenced operations on March 3, 2017. Each class of shares differs principally in its respective distribution or shareholder servicing expenses.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on a tax return.  The tax returns for the Fund for the prior three fiscal years are open for examination.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended June 30, 2020, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Total Distributable Earnings	Capital Stock
$3,582,252	$(3,582,252)

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of June 30, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

G.
Recent Accounting Pronouncements:  In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of June 30, 2020, was comprised of officers of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Small-Cap Growth Fund’s securities as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$29,519,525	$—	$—	$29,519,525
Consumer Discretionary	89,448,577	—	—	89,448,577
Consumer Staples	7,193,840	—	—	7,193,840
Financials	27,946,852	—	—	27,946,852
Health Care	184,623,955	—	—	184,623,955
Industrials	121,107,914	—	—	121,107,914
Information Technologies	115,256,253	—	—	115,256,253
Telecommunication Services	3,392,778	—	—	3,392,778
Utilities	3,252,091	—	—	3,252,091
Total Common Stocks	581,741,785	—	—	581,741,785
REITs	20,750,586	—	—	20,750,586
Short-Term Investments	2,042,118	—	—	2,042,118
Total Investments in Securities	$604,534,489	$—	$—	$604,534,489

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2020, Hood River Capital Management LLC, (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.90% of the average daily net assets of the Fund.  For the year ended June 30, 2020, the Small-Cap Growth Fund incurred $4,847,839 in advisory fees.  Advisory fees payable at June 30, 2020 for the Small-Cap Growth Fund were $481,398.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to ensure that the total annual fund operating expenses [excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for each class of shares:

Investor Shares	0.99%
Institutional Shares	0.99%
Retirement Shares	0.99%

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

For the year ended June 30, 2020, the Advisor reduced its fees in the amount of $108,439 for the Small-Cap Growth Fund. The waivers and reimbursements will remain in effect through December 31, 2020 unless terminated sooner by mutual agreement of the Board and the Advisor.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the year ended June 30, 2020, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$249,645
Custody	$55,600
Transfer agency(a)	$53,866

(a) Does not include out-of-pocket expenses.

At June 30, 2020, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$44,566
Custody	$11,644
Transfer agency(a)	$3,408

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is deemed to be an interested person of the Trust due to his former position with the Distributor.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares.  The expenses covered by the Plan may include costs in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended June 30, 2020, the Small-Cap Growth Fund incurred distribution expenses on its Investor Shares of $16,505.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder service agreement (the “Agreement”) with the Advisor that allows the Advisor to make payments to financial intermediaries and other service providers for Institutional Shares and Investor Shares shareholders in return for shareholder servicing and maintenance of Institutional Shares and Investor Shares shareholder accounts.  These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets for Institutional Shares and Investor Shares, respectively, and may not be used to pay for any services in connection with the distribution and sale of Institutional Shares or Investor Shares.

Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended June 30, 2020, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Investor Shares	$ 8,738
Institutional Shares	$123,548

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended June 30, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Small-Cap Growth Fund	$840,266,174	$850,723,957

There were no purchases or sales of long-term U.S. Government securities.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Small-Cap
Growth Fund
Cost of investments(a)	$459,085,309
Gross unrealized appreciation	164,572,758
Gross unrealized depreciation	(19,123,578)
Net unrealized appreciation	145,449,180
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(7,849,093)
Total accumulated earnings/(losses)	$137,600,087

(a) The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

As of June 30, 2020, the Small-Cap Growth Fund had $6,303,758 of short-term tax basis capital losses to offset future capital gains.

The tax character of distributions paid during 2020 and 2019 was as follows:

	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
Small-Cap Growth Fund
Ordinary income	$—	$2,797,866
Long-term capital gains	—	16,819,522
	$—	$19,617,388

At June 30, 2020, the Fund deferred, on a tax basis, post-October losses of:

Capital	Ordinary Late Year Loss
$ —	$(1,545,867)

NOTE 9 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

Recent Market Events; Market Risk:  The risk that the market value of a security may go up or down in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Price changes may be temporary or last for

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

extended periods. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets experienced significant volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In particular, the spread of the novel coronavirus worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, rising unemployment claims, quarantines, cancellations, market declines, the closing of borders, restrictions on travel and widespread concern and uncertainty. Health crises and related political, social and economic disruptions caused by the spread of the recent coronavirus outbreak may also exacerbate other pre-existing political, social and economic risks in certain countries. It is not possible to know the extent of these impacts, and they may be short term or may last for an extended period of time. These developments as well as other events, such as the U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. In addition, the Fund may face challenges with respect to its day-to-day operations if key personnel of the Advisor or other service providers are unavailable due to quarantines and restrictions on travel related to the coronavirus outbreak. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region.

Small-Cap Company Risk:  Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in large companies.

Growth-Style Investing Risk:  An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the stock may fail to reach the value that the adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Foreign Security Risk:  Foreign investments involve risks relating to political, economic, regulatory, or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

IPO Risk:  The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”). The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s asset grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Liquidity Risk:  Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as Exchange Traded Funds (“ETFs”).  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of its costs, and the Fund will indirectly bear their proportionate share of the costs.

NOTE 10 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020

NOTE 11 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, National Financial Services LLC held 31% of the outstanding shares of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC are also beneficially owned.

NOTE 12 – MATTERS SUBMITTED TO A SHAREHOLDER VOTE:

A special meeting of shareholders of the Fund was held on April 29, 2020, and the following matter was approved by the Fund’s shareholders:

To approve a new advisory agreement between Hood River Capital Management LLC and the Trust, on behalf of the Fund:

For	Against	Abstain
6,571,688	17,406	128,998

Hood River Small-Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Hood River Small-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hood River Small-Cap Growth Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of June 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights Presented
Investor Shares	For each of the years in the four-year period ended June 30, 2020 and for the period from July 7, 2015 (commencement of operations) through June 30, 2016
Institutional Shares	For each of the years in the five-year period then ended
Retirement Shares	For each of the years in the three-year period then ended and for the period from March 3, 2017 (commencement of operations) through June 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Hood River Small-Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
August 28, 2020

Hood River Small-Cap Growth Fund

EXPENSE EXAMPLE
June 30, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2020 to June 30, 2020 for the Investor, Institutional, and Retirement Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hood River Small-Cap Growth Fund

EXPENSE EXAMPLE (Continued)
June 30, 2020 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/2020	6/30/2020	1/1/2020 – 6/30/2020
Actual
Investor Shares	$1,000.00	$1,070.40	$6.43
Institutional Shares	$1,000.00	$1,071.20	$5.39
Retirement Shares	$1,000.00	$1,071.80	$5.10
Hypothetical (5% return
before expenses)
Investor Shares	$1,000.00	$1,018.65	$6.27
Institutional Shares	$1,000.00	$1,019.66	$5.25
Retirement Shares	$1,000.00	$1,019.94	$4.97

(1)
Expenses are equal to the Investor, Institutional, and Retirement Shares’ annualized expense ratios of 1.25%, 1.05%, and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period).

Hood River Small-Cap Growth Fund

NOTICE TO SHAREHOLDERS
at June 30, 2020 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-497-2960 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-800-497-2960.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q/N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is also available, upon request, by calling 1-800-497-2960.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-497-2960 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years

INTERESTED TRUSTEE

James R.	Trustee and	Distribution consultant since	9	None
Schoenike(2)	Chairman since	2018, President and CEO, Board
(Born 1959)	July 2016	of Managers, Quasar Distributors,
LLC (2013 – 2018).

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Trustee, Madison
(Born 1962)	July 2016 and	Financial Services (US) LLC		Funds, since 2019
	Lead Independent	(a provider of independent		(18 portfolios);
	Trustee since	governance and distribution		Trustee, XAI
	May 2017	support for the asset management		Octagon Floating
		industry), since 2013.		Rate &
Alternative
Income Term
Trust, since 2017
(2 portfolios);
Director,
Guestlogix Inc.
(a provider of
ancillary-focused
technology to the
travel industry)
(2015 – 2016).

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years
Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2019).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years
OFFICERS
Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	Fund Services, since 2001
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, Fund Services, since 2005
since July 1, 2016

Justin Dausch(2)	Chief Compliance	Director, Vigilant, since 2017; Compliance Associate,
(Born 1989)	Officer and	HSBC (investment banking company), 2015 – 2017
Anti-Money Laundering
Compliance Officer,
since January 1, 2020

Alyssa M. Bernard(1)	Secretary, since	Assistant Vice President, Compliance and
(Born 1988)	August 20, 2019	Administration, Fund Services, since 2018; Attorney,
Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-893-4491.

Hood River Small-Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on February 11, 2020, to consider the approval of a new Investment Advisory Agreement between the Trust, on behalf of the Hood River Small-Cap Growth Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Hood River Capital Management LLC (the “Adviser”) (the “New Investment Advisory Agreement”). In reaching its decision to recommend the approval of the New Investment Advisory Agreement, a majority of the Board and the Independent Trustees met in person at a meeting held on February 11, 2020, during which meeting the Board reviewed materials related to the Adviser and spoke with two representatives of the Adviser who participated in the meeting by telephone. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the Adviser since the Fund’s inception compared to the quality of services expected to be provided to the Fund with the Adviser as the investment adviser going forward; (2) the Fund’s performance; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Existing Investment Advisory Agreement; (4) the fact that the Adviser’s Investment Team will continue to manage the Fund; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Existing Investment Advisory Agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Investment Advisory Agreement in light of information it had requested and received from the Adviser prior to the February 11, 2020 meeting and the information they had received in connection with their most recent consideration of the existing Advisory Agreement in November 2019. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time to be devoted to the Fund’s affairs by the Adviser’s staff under the New Investment Advisory Agreement. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Brian Smoluch and David Swank, the Fund’s portfolio managers, and other key personnel at the Adviser and its service providers involved in the day-to-day activities of the Fund following Mr. Marvin’s retirement. The Trustees reviewed the information provided by the Adviser in response to a request from the Board, as well as information previously provided in response to a due diligence questionnaire, including the Adviser’s experience as a

Hood River Small-Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

small-cap growth manager, the structure of the Adviser’s compliance program, the Adviser’s marketing activity, and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with personnel from the Adviser in person to discuss the Adviser’s services to the Fund and various performance, marketing, and compliance issues. The Trustees also noted any services that extended beyond portfolio management, including the brokerage practices of the Adviser. The Trustees also noted the considerable growth of the Fund since inception, due in part to the Adviser’s marketing efforts. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality, and extent of the management services provided to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Retirement Shares of the Fund for the one-year and since inception periods ended December 31, 2019; the performance of the Investor Shares of the Fund for the one-year, three-year, and since inception periods ended December 31, 2019; and the performance of the Institutional Shares of the Fund for the one-year, three-year, five-year, ten-year, and since inception periods ended December 31, 2019. In assessing the quality of the portfolio management services delivered by Hood River, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the Russell 2000® Growth Index, and in comparison to a peer group of U.S. open-end small growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).

The Trustees noted the outperformance of the Institutional Shares as compared to the Russell 2000® Growth Index for the five-year, ten-year, and since inception periods ended December 31, 2019 and the strong absolute performance of the Fund over more recent time periods. After considering all of the information, the Trustees concluded the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services provided by the Adviser and the advisory fee, including a review of comparative expense information and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and peer group data. The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by the Adviser.

Hood River Small-Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

The Trustees also considered the overall profitability of the Adviser, and noted that the Adviser has subsidized the Fund’s operations since the Fund’s inception, and was not permitted to recoup such expenses. The Trustees also considered the Fund’s brokerage commissions and use of soft dollars by the Adviser.

The Trustees noted that the Fund’s contractual management fee of 0.90% was above the Morningstar Peer Group average of 0.82%. The Trustees observed that the Fund’s total expense ratio of 0.99% for Retirement Shares was slightly below the Morningstar Peer Group average of 1.00%, and the Fund’s total expense ratio of 1.09% for Institutional Shares and 1.34% for Investor Shares were above the Morningstar Peer Group average.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees concluded that the Adviser’s level of profitability from its relationship with the Fund was reasonable.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees considered the Fund’s expenses and the structure of the Fund’s management fee with respect to potential economies of scale. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but considered that the Adviser has been waiving fees or reimbursing expenses since the Fund’s inception. In addition, the Fund’s gross expenses have gone down as the Fund has grown. The Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees concluded that the benefits the Adviser may receive, such as soft dollar research, appear to be reasonable and may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the approval of the New Investment Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its shareholders.

Hood River Small-Cap Growth Fund

APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Board” or “Trustees”) of Manager Directed Portfolios (the “Trust”) met on April 29, 2020 (the “Meeting”) to consider the approval of an interim Investment Advisory Agreement between the Trust, on behalf of the Hood River Small-Cap Growth Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Hood River Capital Management LLC (the “Adviser” or “Hood River”) (the “Interim Investment Advisory Agreement”). In conjunction with the meeting, the Board requested and received materials to assist it in considering the approval of the Interim Investment Advisory Agreement. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered the following factors: (1) the quality of services provided to the Fund by the Adviser; (2) the Fund’s performance; (3) the fact that there are no material differences between the terms of the Interim Investment Advisory Agreement and the terms of the existing investment advisory agreement; (4) the fact that the Adviser will continue to manage the Fund; (5) the fact that the fee structure under the Interim Investment Advisory Agreement will be identical to the fee structure under the previous investment advisory agreement; and (6) the fact that the Interim Investment Advisory Agreement will allow Hood River to continue to manage the Fund under a short-term contract until shareholders can vote on a permanent investment advisory agreement with Hood River, and therefore avoid disruption to the Fund’s investment management program.

The Board also evaluated the Interim Investment Advisory Agreement in light of information it had requested and received from the Adviser prior to the April 29, 2020 meeting and the information they had received in connection with their consideration of the permanent investment advisory agreement in February 2020, which is subject to shareholder approval, and the existing investment advisory agreement in November 2019. Approval of the Interim Advisory Agreement was required because the special meeting of shareholders to approve the permanent advisory agreement had been adjourned to May 20, 2020 and the Fund had not yet met quorum or received the necessary votes to approve the permanent investment advisory agreement prior to April 30, when the change in control of Hood River was scheduled to occur.  Accordingly, the Board was asked to approve the Interim Investment Advisory Agreement with Hood River pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) which would allow the Fund to retain Hood River as investment adviser on a temporary basis.

Based on their evaluation of this information, the Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”)), approved the Interim Investment Advisory Agreement for a term not exceeding 150 days.  Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Interim Investment Advisory Agreement. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Hood River Small-Cap Growth Fund

APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time to be devoted to the Fund’s affairs by the Adviser’s staff under the Interim Investment Advisory Agreement. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Brian Smoluch and David Swank, the Fund’s portfolio managers, and other key personnel at the Adviser and its service providers involved in the day-to-day activities of the Fund following the retirement of Rob Marvin, one of the portfolio managers of Hood River. The Trustees considered the Adviser’s experience as a small-cap growth manager, the structure of the Adviser’s compliance program, the Adviser’s marketing activity, and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with a representative of the Adviser in person to discuss the Adviser’s services to the Fund and various performance, marketing, and compliance issues. The Trustees noted that they had also met with Adviser personnel at their February meeting to discuss Hood River’s services.  The Trustees also noted any services that extended beyond portfolio management, including the brokerage practices of the Adviser. The Trustees also noted the considerable growth of the Fund since inception, due in part to the Adviser’s marketing efforts. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Interim Investment Advisory Agreement and that the nature, overall quality, and extent of the management services provided to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Retirement Shares, Investor Shares and Institutional Shares of the Fund for applicable time periods ended March 31, 2020. The Trustees also reviewed the Fund’s performance across various time periods for the period ended April 24, 2020.

In assessing the quality of the portfolio management services delivered by Hood River, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the Russell 2000® Growth Index (for the period ended March 31, 2020), and in comparison to a peer group of U.S. open-end small growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”) (for the period ended September 30, 2019).

The Trustees noted the Adviser’s discussion for the Fund’s recent performance as it relates to the market volatility experienced in March and April 2020 due to the novel coronavirus pandemic. After considering all of the information, the Trustees concluded the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future

Hood River Small-Cap Growth Fund

APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered that the terms of the Interim Investment Advisory Agreement are substantially similar to the terms of both the existing investment advisory agreement and the proposed new investment advisory agreement approved by the Board on February 11, 2020, except for the provisions required to comply with Rule 15a-4. Under the Interim Investment Advisory Agreement and pursuant to the 1940 Act, Hood River is permitted to serve as an interim investment adviser to the Fund until shareholders approve the new investment advisory agreement or September 27, 2020, whichever is sooner.

The Trustees considered the cost of services provided by the Adviser and the advisory fee, including a review of comparative expense information and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and peer group data. The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by the Adviser.

The Trustees also considered the overall profitability of the Adviser, and noted that the Adviser has subsidized the Fund’s operations since the Fund’s inception, and was not permitted to recoup such expenses. The Trustees also considered the Fund’s brokerage commissions and use of soft dollars by the Adviser.

The Trustees noted that the Fund’s contractual management fee of 0.90% was above the Morningstar Peer Group average of 0.82%. The Trustees observed that the Fund’s total expense ratio of 0.99% for Retirement Shares was slightly below the Morningstar Peer Group average of 1.00%, and the Fund’s total expense ratio of 1.09% for Institutional Shares and 1.34% for Investor Shares were above the Morningstar Peer Group average.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees concluded that the Adviser’s level of profitability from its relationship with the Fund was reasonable.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees considered the Fund’s expenses and the structure of the Fund’s management fee with respect to potential economies of scale. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but considered that the Adviser has been waiving fees or reimbursing expenses since the Fund’s inception. In addition, the Fund’s gross expenses have gone down as the Fund has grown. The Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

Hood River Small-Cap Growth Fund

APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

     The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees concluded that the benefits the Adviser may receive, such as soft dollar research, appear to be reasonable and may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the approval of the Interim Investment Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Interim Investment Advisory Agreement for up to 150 days while the Fund seeks shareholder approval of the new investment advisory agreement.

Hood River Small-Cap Growth Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 800-497-2960.

(This Page Intentionally Left Blank.)

Investment Advisor
Hood River Capital Management LLC
1 SW Columbia Street, Suite 630
Portland, OR 97204

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 497-2960

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$12,000	$12,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date    9/8/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date    9/8/2020

By (Signature and Title)*    /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
Principal Financial Officer

Date    9/8/2020

* Print the name and title of each signing officer under his or her signature.